Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pharmacia Corporation (the “Company”) on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fred Hassan, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

                     (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                     (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Fred Hassan
Fred Hassan
Chairman and Chief Executive Officer
March 24, 2003

Subscribed and sworn to before me this 24th day of March 2003.

/s/ Carol M. Murphy
Notary Public

My Commission Expires:

Carol M. Murphy
A Notary Public of New Jersey
My Commission Expires March 4, 2008